Exhibit 10.26

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENT

This Third Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into on and as of October 1, 2024, by and between The Coca-Cola Company, a Delaware corporation (the “Company”) and CCBCC Operations, LLC (as successor in interest to Piedmont Coca-Cola Bottling Partnership), a Delaware limited liability company (the “Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement, as hereinafter defined.

RECITALS

WHEREAS, the Company and Bottler are parties to that certain Comprehensive Beverage Agreement, having an effective date of March 31, 2017, as amended by that certain First Amendment to Comprehensive Beverage Agreement dated October 2, 2017 and as amended by that Second Amendment to Comprehensive Beverage Agreement dated December 31, 2021 (as heretofore amended, the “Agreement”); and

WHEREAS, the Company and Bottler now wish to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.The parties hereto hereby amend and restate Exhibit A (Covered Beverages) to the Agreement to read in its entirety as set forth on Exhibit 1 attached hereto and incorporated herein by this reference.

2.The parties hereto hereby amend and restate Exhibit B (Trademarks) to the Agreement to read in its entirety as set forth on Exhibit 2 attached hereto and incorporated herein by this reference.

3.The parties hereto hereby amend and restate Exhibit F (Related Products) to the Agreement to read in its entirety as set forth on Exhibit 3 attached hereto and incorporated herein by this reference.

4.The parties hereto hereby amend and restate Schedule 2.17.2 (Participating Bottlers) to the Agreement to read in its entirety as set forth on Exhibit 4 attached hereto and incorporated herein by this reference.

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5.The parties hereto hereby amend and restate Schedule 2.32 (Permitted Beverage Products) to the Agreement to read in its entirety as set forth on Exhibit 5 attached hereto and incorporated herein by this reference.

6.The parties hereto hereby amend Section 35.1.3 of the Agreement by adding the following text at the end of that Section:

“Any amendment to this Agreement must be in writing and signed by all of the parties to this Agreement. Notwithstanding any provision to the contrary contained in this Agreement, the requirement for an amendment to be in writing can be satisfied by transmitting the amendment in an electronic record (as that term is defined in the Uniform Electronic Transactions Act, Section 10-12-1, et seq., of the Code of Georgia (as in effect from time to time, the “UETA”)) and the requirement that an amendment be signed by the parties will be satisfied if the amendment is signed by a duly authorized officer or representative of each of the Company and the Bottler, as the case may be, either manually or by means of an electronic signature (as defined in the UETA).”

7.The parties hereto hereby amend Section 40 of the Agreement as follows:
a.Section 40.1.1.4 is hereby amended and restated to read in its entirety as follows:

“40.1.1.4 Electronic mail (transmitted in a manner that generates a “read-receipt” acknowledgement for the sender).”

b.Section 40.1.2 is hereby amended and restated to read in its entirety as follows:

“40.1.2 Addressees and Addresses. Each party giving a Notice must address the Notice to the appropriate person at the receiving party (the “Addressee”) at the address listed on Schedule 40.1.2 attached hereto and incorporated herein by this reference, or to another Addressee or at another address designated by a party in a Notice delivered in accordance with this Section.”

c.Section 40.1.3.4 is hereby amended and restated to read in its entirety as follows:

“40.1.3.4 If sent by electronic mail, when transmitted and receipt is confirmed either (a) by the recipient by telephone or electronic mail transmission or (b) by the sender’s receipt of a “read-receipt” acknowledgment from the recipient’s email system.”

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8.The parties hereto hereby further amend the Agreement by adding a new Schedule 40.1.2 thereto, to read in its entirety as set forth on Exhibit 6 attached hereto.

9.Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

10.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to its principles of conflicts of laws.

11.This Amendment may be signed in counterparts, each of which shall be deemed an original and together shall constitute one the same agreement.

[Signature Page Follows]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized representatives on and as of the date first above written.

THE COCA-COLA COMPANY

By:	/s/ Jennifer Mann
Jennifer Mann
Its:	Executive Vice President and President, North America Operating Unit

COCA-COLA CONSOLIDATED, INC.

By:	/s/ David Katz
David Katz
Its:	Authorized Representative

Signature Page to Third Amendment to Comprehensive Beverage Agreement

Exhibit 1

EXHIBIT A
Covered Beverages

The following Beverages and all SKUs, packages, flavor, calorie and other variations (e.g., Sprite Cranberry, Sprite Zero Cranberry) of each such Beverage offered by Company that are identified by the primary Trademark that also identifies such Beverage or any modification of such primary Trademark, such as, e.g., the primary Trademark used in conjunction with a prefix, a suffix or other modifier:

Caffeine Free Coca‐Cola
Caffeine Free Coca‐Cola Zero
Caffeine Free Diet Coke
Cherry Coke
Cherry Coke Zero
Coca‐Cola
Coca‐Cola Life*
Coca-Cola Spiced
Coca-Cola Spiced Zero
Coca‐Cola Zero Sugar
Coke Energy*
Coke with Coffee*
Diet Cherry Coke
Diet Coke
Diet Coke Feisty Cherry*
Diet Coke Ginger Lime*
Diet Coke with Lime*
Diet Coke with Splenda®
Diet Vanilla Coke
Vanilla Coke
Vanilla Coke Zero

AHA*
Barq’s
Barq’s ZERO SUGAR ROOT BEER (f/k/a Diet Barq’s)
DASANI Sparkling*
Delaware Punch*
Fanta
Fanta Grapefruit*
Fanta Zero

*Discontinued
Exhibit 1-1

Fresca
Fresca Unsweet Strawberry*
Glacéau fruitwater
Glacéau smartwater Sparkling
Mello Yello
Mello Yello Zero
Minute Maid Sparkling
PiBB Xtra
PiBB Zero
Seagram’s ginger ale
Seagram’s mixers
Seagram’s seltzer water
Seagram’s ZERO SUGAR GINGER ALE
Sprite
Sprite Zero
Surge*
TaB*
Topo Chico
VAULT*
VAULT Zero*

BODYARMOR
Core Power
DASANI
DASANI Plus
FUZE
FUZE iced tea
FUZE Juices
FUZE Refreshments
FUZE slenderize
Glacéau smartwater
Glacéau vitaminwater
Glacéau vitaminwater Energy
Glacéau vitaminwater Zero
Minute Maid Aguas Frescas
Peace Tea
POWERADE
POWERADE ZERO
Yup!*
*Discontinued
Exhibit 1-2

The following Multiple Route To Market Beverages may be distributed in the First‐Line Territory via Direct Store Delivery only to the extent specified below, provided, however, that if Company reasonably believes that Bottler’s distribution of any of the Beverages described below does not conform to these conditions, Company will provide Bottler with Notice of the circumstances and a period of 90 days to address such circumstances before asserting that Bottler is in breach of this Agreement:

All flavors of Minute Maid® Juices To Go in cans and PET bottles with volume between 10.0 fluid ounces and 1.0 liter, and in such other single serve packages to which Company from time to time provides prior written consent, which consent shall not be unreasonably withheld.

All flavors of Minute Maid® Refreshment (cold fill) in 2 liter PET bottles, 12 fluid ounce cans, 20 fluid ounce PET bottles, 16 fluid ounce PET bottles, and 500 milliliter PET bottles, and in such other single serve packages to which Company from time to time provides prior written consent, which consent shall not be unreasonably withheld.

All flavors of Gold Peak (hot fill) in 500 milliliter PET Bottles, 64 ounce (1.89 Liter) and 59 ounce (1.7 Liter) PET Bottles, and PET bottles with volume between 16.9 fluid ounces and 1.0 liter, and in such other single serve packages to which Company from time to time provides prior written consent, which consent shall not be unreasonably withheld.

All flavors of Honest Tea* and Honest Ade* in 59 fluid ounce PET bottles and in PET bottles with volume between 16.9 fluid ounces and 1.0 liter, and in such other single serve packages to which Company from time to time provides prior written consent, which consent shall not be unreasonably withheld.

All flavors of shelf-stable single serve fairlife Ultra-Filtered Milk (I) in packages with volume between 250 ml and 700ml (including multi-packs), (II) in single serve packages less than 250ml (only sold in multi-packs), and (III) in such other single serve packages (including multi-packs) to which Company from time to time provides prior written consent, which consent shall not be unreasonably withheld. For purposes of this MRTM designation, multi-pack is defined as a multi-pack package configuration as sold to a consumer.
*Discontinued
Exhibit 1-3

Exhibit 2

EXHIBIT B
Trademarks

All trademarks, whether owned by Company, licensed by Company or otherwise authorized and approved for use by Company, to identify a Covered Beverage or Related Product identified on Exhibit A or Exhibit F, including any amendments thereto, including:

Cherry Coke
Cherry Coke Zero
Coca‐Cola
Coca‐Cola Bottle (2D symbol and 3D shape)
Dynamic Ribbon
Coca‐Cola Life
Coca‐Cola (Red Disk icon)
Coca‐Cola (Script)
Coca-Cola Spiced
Coca‐Cola Zero
Coke
Coke Energy
Diet Coke
Diet Vanilla Coke
Vanilla Coke
Vanilla Coke Zero

AHA
Barq’s
Delaware Punch
Fanta
Fanta Zero
Fresca
Mello Yello
Mello Yello Zero
Minute Maid Sparkling
PiBB
PiBB Xtra
PiBB Zero
Seagram’s
Sprite
SPRITE Bottle (2D symbol and 3D shape)

Exhibit 2 - 1

Sprite Zero
Surge
TaB
Topo Chico
VAULT
VAULT Zero

BODYARMOR
Core Power
DASANI
DASANI Plus
DASANI Drops
fairlife
FUZE
FUZE Drops
FUZE Refreshments
FUZE slenderize
Glacéau fruitwater
Glacéau smartwater
Glacéau vitaminwater
Glacéau vitaminwater Energy
Glacéau vitaminwater Zero
Glacéau vitaminwater Zero Drops
Gold Peak
Honest Tea
Honest Ade
Minute Maid
Minute Maid Aguas Frescas
Minute Maid Drops
Minute Maid Juices to Go
Peace Tea
POWERADE
POWERADE MOUNTAIN BERRY BLAST
POWERADE ZERO
POWERADE ZERO DROPS
Yup!
Exhibit 2 - 2

Exhibit 3

EXHIBIT F
Related Products

All SKUs, packages, flavors, calorie or other variations offered by Company of:

DASANI Drops*

Fuze Drops

Glacéau vitaminwater Zero Drops

Minute Maid Drops

POWERADE powder

POWERADE ZERO Drops

Glacéau vitaminwater Miniest
*Discontinued
Exhibit 3 - 1

Exhibit 4

SCHEDULE 2.17.2
Participating Bottlers

1.Aberdeen Coca-Cola Bottling Company
2.Ada Coca-Cola Bottling Company
3.Big Springs, Inc. d/b/a Huntsville Coca-Cola Bottling Company
4.Bink’s Coca-Cola Bottling Co.
5.Cedar City Coca-Cola Bottling Co.
6.Coca-Cola Bottling Co. (Williston)
7.Coca-Cola Bottling Co. of Dickinson
8.Coca-Cola Bottling Co., Columbus-Indiana-Inc.
9.Coca-Cola Bottling Co.-Yakima & Tri-Cities, Inc.
10.Coca-Cola Bottling Company of Bemidji
11.Coca-Cola Bottling Company of Glasgow
12.Coca-Cola Bottling Company of International Falls
13.Coca-Cola Bottling Company of Minden
14.Coca-Cola Bottling Company of Santa Fe
15.Coca-Cola Bottling Company of Winona
16.Coca-Cola Bottling Company, Kokomo, Ind.
17.Coca-Cola Bottling Works of Pulaski, Tennessee
18.Decatur Coca-Cola Bottling Company
19.Deming Coca-Cola Bottling Company
20.Gardner Enterprises, Inc. d/b/a Coca-Cola Bottling Co. of Canyon City
21.Hancock Bottling Co., Inc.
22.Jefferson City Coca-Cola Bottling Company
23.Ketchikan Soda Works Inc.
24.Lehrkind’s Incorporated d/b/a Coca-Cola Bottling Company
25.Love Bottling Co.
26.Lufkin Coca-Cola Bottling Company
27.Macon Coca-Cola Bottling Company
28.Maui Soda & Ice Works, Ltd.
29.Meridian Coca-Cola Bottling Company
30.Mile High Beverages, Inc. d/b/a/ Coca-Cola Bottling Co. of Butte, Montana
31.Orangeburg Coca-Cola Bottling Co.
32.Rock Hill Coca-Cola Bottling Co.
33.Sitka Bottling Company
34.The Coca-Cola Bottling Company of Fort Smith
35.The Coca-Cola Bottling Company of Winfield, Kansas / Sooner Coca-Cola Bottling Company
36.Union City Coca-Cola Bottling Company
Exhibit 4 - 1

Exhibit 5

SCHEDULE 2.32
Permitted Beverage Products

Bottler may distribute, sell, deal in and otherwise use or handle in the First-Line Territory the following Permitted Beverage Products and any Line Extensions thereof:

A.Dr Pepper, Dr Pepper cherry, Dr Pepper Ten, Caffeine free Dr Pepper, Diet Dr Pepper, Diet Dr Pepper cherry, Caffeine free diet Dr Pepper, Cherry Vanilla Dr Pepper, Diet Cherry Vanilla Dr Pepper, Dr Pepper Vanilla Float, and all other Dr Pepper trademark Beverages introduced by Dr Pepper/Seven Up, Inc. or one of its Affiliates, or any of their successors and assigns, (“DPSU”) on a nationwide basis other than (i) any cola Beverages, and (ii) except as provided in Item B below, any other Beverages not containing the principal flavor characteristic of Dr Pepper. For purposes of clarity, a Beverage containing the principal flavor characteristic of Dr Pepper includes Dr Pepper Cherry, Dr Pepper Cherry Vanilla and any other line extension or innovation of Dr Pepper whose principal flavor characteristic is substantially similar to brand Dr Pepper, and such Beverage will be deemed a Permitted Beverage Product hereunder.

B.In the case of any geographic area located within the First-Line Territory in which Bottler distributed other Beverages that are not cola Beverages (as defined in this Agreement) or Dr Pepper Trademark beverages that contain the principal flavor characteristic of Dr Pepper under license from DPSU immediately prior to the date that Bottler’s rights to distribute Covered Beverages and Related Products in such First-Line Territory became subject to the terms and conditions of this Agreement (“Legacy DPSU Territory”) the following such Beverages:

1.Sun-Drop, but solely with respect to such geographic areas supplied as of such date by Bottler’s (or any of its Affiliate’s) sales centers in the following cities located in the First-Line Territory: Charlotte, Clayton, Mt. Airy, Fayetteville, Skyland, Bryson City, Hickory, Boone, Conway, Leland, New Bern, Halifax, and Greenville (NC).

C.[***]

Exhibit 5 - 1

D.(a)     All “Energy Drinks” as defined under the AMENDED AND RESTATED DISTRIBUTION AGREEMENT entered into as of March 26, 2015, between MONSTER ENERGY COMPANY, a Delaware corporation (formerly known as Hansen Beverage Company) (“MEC”) and Bottler and/or its Affiliate, CCBCC Operations, LLC, including the following Energy Drinks identified on the Initial Product List attached as Exhibit A to such AMENDED AND RESTATED DISTRIBUTION AGREEMENT:

Monster Energy: Monster Energy, Lo-Carb Monster Energy, Monster Energy Assault, Juice Monster Khaos Energy + Juice, Juice Monster Ripper Energy + Juice, Monster Energy Absolutely Zero, Punch Monster Baller’s Blend, Punch Monster Mad Dog, Monster Energy Unleaded

Monster Energy Ultra: Monster Energy Zero Ultra, Monster Energy Ultra Blue, Monster Energy Ultra Red, Monster Energy Ultra Sunrise, Monster Energy Ultra Citron

Monster Energy Extra Strength with Nitrous Technology: Monster Energy Extra Strength Nitrous Technology Anti Gravity, Monster Energy Extra Strength Nitrous Technology Super Dry, Monster Energy Extra Strength Nitrous Technology Black Ice

Monster Rehab: Monster Rehab Tea + Lemonade + Energy, Monster Rehab Green Tea + Energy, Monster Rehab Rojo Tea + Energy, Monster Rehab Tea + Orangeade + Energy, Monster Rehab Tea + Pink Lemonade + Energy, Monster Rehab + Peach Tea + Energy

Monster Import: Monster Energy Import

Muscle Monster Energy Shake: Muscle Monster Energy Shake Chocolate, Muscle Monster Energy Shake Vanilla, Muscle Monster Energy Shake Coffee, Muscle Monster Energy Shake Strawberry, Muscle Monster Energy Shake Peanut Butter Cup

Java Monster: Java Monster Kona Blend, Java Monster Loca Moca, Java Monster Mean Bean, Java Monster Vanilla Light, Java Monster Irish Blend, Java Monster Cappuccino

Monster M3 Super Concentrate: Monster Energy M3 Super Concentrate

Ubermonster: Ubermonster
Exhibit 5 - 2

Plus (b) all other “Products”, as defined in clause (y) of Section 1(b) of such AMENDED AND RESTATED DISTRIBUTION AGREEMENT, which may be added to Exhibit A attached thereto by agreement of MEC and CCBCC Operations, LLC after the date hereof in accordance with Section 2(e) of such AMENDED AND RESTATED DISTRIBUTION AGREEMENT (subject to and after compliance by MEC with its obligations to Company under the “Distribution Coordination Agreement” referred to in such AMENDED AND RESTATED DISTRIBUTION AGREEMENT, including, without limitation, MEC’s obligation to obtain Company’s written consent to such addition), including the following:

Mutant: Mutant with red berry, citrus flavor profiles and Mutant White Lightning in 20 ounce PET bottles.

Hydro

Reign / Reign Storm

True North

Bang

E.NOS, NOS ACTIVE and NOS ZERO.

F.Worx.

G.Full Throttle.

H.Post-mix, syrups and concentrates, whether packaged in bag in the box (BIB) or in cartridge format, that are identified by the primary Trademark that also identifies a Permitted Beverage Product.
Exhibit 5 - 3

Exhibit 6

SCHEDULE 40.1.2
Addressees and Addresses for Notices

If Notice is sent to the Company, the Notice shall be addressed to:

The Coca-Cola Company
One Coca-Cola Plaza
Atlanta, Georgia 30313
Attention: NAOU President
Name and Email: Jennifer Mann (jemann@coca-cola.com)

And

NAOU System Alignment Lead
Name and Email: Brittany Dunlap (bdunlap@coca-cola.com)

With a copy (which shall not constitute Notice) to:

NAOU Chief Counsel: Brian Henry (brihenry@coca-cola.com)

And

McDermott Will & Emery
1180 Peachtree Street NE
Suite 3350
Atlanta, Georgia 30309
Attention: Anne Cox-Johnson
Email: acoxjohnson@mwe.com

If Notice is sent to Bottler, the Notice shall be addressed to:

CCBCC Operations, LLC
c/o Coca-Cola Consolidated, Inc.
4100 Coca Cola Plaza
Charlotte, North Carolina 28211
Attention: E. Beauregarde Fisher III,
Executive Vice President, General Counsel & Secretary
Email: beau.fisher@cokeconsolidated.com
Exhibit 6 - 1

With a copy (which shall not constitute Notice) to:

Moore & Van Allen PLLC
100 North Tryon Street
Suite 4700
Charlotte, North Carolina 28202
Attention: Joseph A. Fernandez
Email: joefernandez@mvalaw.com

Any party to this Agreement may change the names and addresses of persons to whom Notice shall be sent by delivering a Notice of such change to the other party(ies) hereto in the manner required by Section 40.1 of the Agreement.
Exhibit 6 - 2